Exhibit 99.1

FORBEARANCE AGREEMENT

FORBEARANCE AGREEMENT, dated as of June 7, 2013 (this “Agreement”), in respect of the CREDIT AGREEMENT, dated as of April 15, 2011 (as amended on September 14, 2012, and as in effect on the date immediately prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement), among UNITEK GLOBAL SERVICES, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), FBR CAPITAL MARKETS LT, INC., as documentation agent, syndication agent and administrative agent (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agent executed and delivered the Credit Agreement, pursuant to which, among other things, the Lenders have extended credit to the Borrower in the form of Term Loans (the “Credit”);

WHEREAS, as described on Schedule I attached hereto, certain Events of Default have occurred and are continuing due to the Borrower’s failure to comply with Sections 2.9(d), 5.1(a), 5.2(a), 5.2(b), 5.2(c), 5.2(d), 7(a), 7(b) and 7(c) of the Credit Agreement;

WHEREAS, additional Events of Default described on Schedule I attached hereto may have occurred or may occur in the future (collectively with the Events of Default described in the second “WHEREAS” clause above, the “Known Defaults”);

WHEREAS, the Agent and the Lenders have not expressly or impliedly waived any Known Default, and as a result of the occurrence of the Known Defaults, the Agent and the Lenders are entitled to exercise at any time all of their rights and remedies to commence enforcement and collection actions under the Credit Agreement, the other Loan Documents and applicable law (such rights, remedies and actions, collectively, “Enforcement Actions”), including without limitation, to declare to be immediately due and payable the Facility, all accrued interest thereon and all fees and other obligations owing to the Agent and the Lenders under the Credit Agreement and the other Loan Documents (collectively, the “Obligations”);

WHEREAS, in connection with the foregoing, the Borrower and the other Loan Parties have requested that the Agent and the Lenders agree to implement a forbearance period in respect of the Known Defaults for a limited period during which, among other things, the Loan Parties would be afforded an opportunity to pursue restructuring terms for the Indebtedness under the Credit Agreement; and

WHEREAS, the Agent and each Lender that is a signatory to this Agreement (each such Lender, a “Lender Party”), are willing to so agree, but only upon the terms and subject to the conditions expressly set forth in this Agreement, and without any advance understanding or agreement by the Lender Parties to consent to, or grant a waiver to permit, the implementation of any amendment, restructuring proposal or the consummation of any transaction for which such consent or waiver would be required under the Credit Agreement or the other Loan Documents (including without limitation, under this Agreement);

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Effective Date” shall have the meaning set forth in Section 6 hereof.

“Forbearance Period” shall mean the period from and including the Effective Date to, but not including, the Forbearance Period Termination Date.

“Forbearance Period Termination Date” shall have the meaning set forth in Section 3 hereof.

SECTION 2.         ACKNOWLEDGMENTS

2.1          Obligations.  Each Loan Party acknowledges and agrees that (a) the Borrower is truly and justly indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and (b) each Guarantor is liable for all of its obligations and undertakings under its guarantees and other obligations under the Loan Documents (the “Guaranties”) (subject to the terms of such Guaranties), without defense, counterclaim or offset of any kind.

2.2          Other Lenders.  Each Loan Party acknowledges and agrees that (a) the Agent is entering into this Agreement at the direction of the Required Lenders and (b) each Lender Party is acting solely on its own behalf and not on behalf of any other Lender.  Accordingly, each Loan Party acknowledges and agrees that nothing in this Agreement and no conduct by the Agent or any Lender Party in connection with the negotiation, execution and implementation of this Agreement shall be deemed or construed to comprise an agreement, representation or other action on behalf of any Lender who is not a Lender Party.

SECTION 3.         FORBEARANCE; LOANS; NO WAIVER

3.1          Forbearance Period.  Subject to the terms of this Agreement, the Agent and the Lender Parties agree to refrain from taking any Enforcement Action as a result of the occurrence and continuance of the Known Defaults during the period from and including the Effective Date until the earliest to occur of the following (the earliest such date, the “Forbearance Period Termination Date”):

(i) June 30, 2013, provided that if as of such date the Loan Parties have provided to the Agent and the Lender Parties (with a copy to the other Lenders) evidence of receipt of a written commitment to receive funding in an amount sufficient to satisfy the $10 million liquidity condition of the Termination Notice Withdrawal Agreement by and between DirectSat USA, LLC and DIRECTV, LLC and the Loan Parties and such funding source are proceeding to complete such funding, such date shall be extended to July 10, 2013; and

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(ii) the date on which any of the following shall occur: (A) the occurrence of a Default or an Event of Default that is not a Known Default, (B) an amendment or any restructuring of any of the Loan Documents, (C) any Loan Party shall take any action to challenge (including without limitation, to assert in writing any challenge to) the validity or enforceability of the Credit Agreement, this Agreement or any provision hereof or any other Loan Document, (D) an amendment or any restructuring of any of the ABL Documents that is not reasonably satisfactory to the Required Lenders, (E) the termination of the “Forbearance Period” as defined in the ABL Forbearance Agreement (as defined below), (F) the commencement of any enforcement and collection actions against any Loan Party by the holders of Indebtedness of such Loan Party (other than by any Lender who is not a Lender Party) or (G) the agreement or consent of any Loan Party to either of (D) or (F) above, without the prior written consent of the Required Lenders or, in the case of (F) above, the written consent of the Required Lenders within 2 business days after any such commencement.

3.2          No Waiver; Limitation on Forbearance.  Each Loan Party acknowledges and agrees that, notwithstanding the agreement of the Agent and the Lender Parties to refrain from taking Enforcement Actions during the Forbearance Period in respect of the Known Defaults, except as provided in Section 3.4 below, (a) such agreement shall not constitute a waiver of the occurrence or the continuance of any Default or Event of Default, including any Known Default, and each Known Default (and any other Default or Event of Default) which occurs or has occurred shall continue to exist unless and until cured or waived by the Required Lenders or the Lenders, as applicable under the Credit Agreement, (b) the Agent and the Lender Parties have not waived, presently do not intend to waive and may never waive the Known Defaults, and nothing contained in this Agreement or the transactions contemplated hereby shall be deemed to constitute any such waiver, (c) nothing contained in this Agreement shall be construed to limit or affect the right of the Agent and the Lender Parties to bring or maintain during the Forbearance Period any action to enforce or interpret any term or provision of this Agreement, or to file or record instruments of public record (or take other action) to perfect or further protect the liens and security interests granted by the Loan Parties to the Agent or the Lenders, (d) such agreement shall not constitute a waiver of any other right or remedy of the Agent or the Lender Parties whether under the Loan Documents or applicable law and (e) any requirement to provide any notice, demand or request for performance under the Guaranties shall be tolled during the Forbearance Period.

3.3          Enforcement Actions After Forbearance Period.  Each Loan Party acknowledges and agrees that on the Forbearance Period Termination Date the agreement of the Lender Parties and the Agent to refrain from taking any Enforcement Action in respect of the Known Defaults shall automatically cease and be of no further force or effect, and the Agent and the Lender Parties shall be entitled to immediately take Enforcement Actions under the Credit Agreement, the other Loan Documents and applicable law, all without further notice or demand, in respect of the Known Defaults or any other Event of Default then existing.

SECTION 4.         AGREEMENTS

4.1          Agreements by Borrower.  From and after the Effective Date through the Forbearance Period Termination Date, each Loan Party shall comply with its obligations under the Loan Documents, except to the extent (but only to the extent) that failure to so comply during the Forbearance Period shall constitute a Known Default. Without limiting the

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foregoing, during the Forbearance Period, each Loan Party shall promptly provide such information concerning the Known Defaults as the Agent or the Required Lenders may reasonably request from time to time.

4.2          Default Interest.  No later than 12:00 p.m. (Eastern Time) on each Interest Payment Date, the Borrower shall pay in cash to the Agent for the ratable benefit of the Lenders all accrued interest on the Loans, which interest shall accrue at the Default Interest Rate commencing as of April 1, 2013 (it being understood and agreed that any accrued but unpaid default interest that has not been added to principal shall be immediately due and payable upon termination of the Forbearance Period).

4.3          Forbearance Fee.

As of  the Effective Date, the Borrower shall owe a fee to each Lender Party, and to each other Lender who joins in this Agreement on or before June 10, 2013, in an amount equal to 2.50% of the principal amount of the outstanding Term Loans held by such Lender Party or other Lender as of the Effective Date, which fee shall be fully earned on the Effective Date, shall constitute an Obligation under the Credit Agreement and other Loan Documents, and shall be paid on June 30, 2013 by adding such fee to the principal amount of the outstanding Term Loans held by such Lender Party or other Lender on such date.  Each Lender Party, and each other Lender who joins in this Agreement on or before June 10, 2013, shall have its Term Loans increased ratably according to its respective Aggregate Exposure Percentage (computed based solely upon the Aggregate Exposure of the Lenders which execute this Agreement on or before June 10, 2013) in effect on June 30, 2013.

4.4          Financial Advisor and Access Right.  The Loan Parties will engage a financial advisor acceptable to the Required Lenders, and shall provide the Agent and the Lenders full access to such advisor during the Forbearance Period.  Notwithstanding the foregoing, such advisor shall solely be the advisor to the Loan Parties and neither the Agent nor any Lender shall have any liability or responsibility in respect of any advice that such financial adviser may give or fail to give to any Loan Party.  Subject to Section 9.5 of the Credit Agreement, the Loan Parties agree to provide reasonable access to the Group Members’ books and records and officers, employees and management to any accountants and financial advisors engaged by Agent or any of the Lenders and to provide Agent, each Lender and their accountants and financial advisors reasonable access to, and authorization to speak with, DIRECTV and AT&T.

4.5          Lender Call.  Every other week during the Forbearance Period, beginning with the week of June 10, 2013, the Borrower shall host a call with Lenders to provide such information as the Lenders may reasonably request, including a discussion of the Budget (as defined below) and updates with respect to the Known Defaults and any material developments since the last update.

4.6          Cash Flow Forecast.  No later than 5:00 P.M. (Eastern Time) on each Tuesday (or if such day is not a Business Day the first Business Day thereafter) of each calendar week beginning on June 10, 2013, deliver to the Agent a consolidated cash flow forecast of the Borrower and its Subsidiaries for the rolling 13-week period commencing on the first day of such calendar week (the “Budget”), which Budget shall, beginning with the week ending June 14, 2013, include a detailed reconciliation of actual cash flow versus

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forecasted cash flow for the immediately prior week, which reconciliation shall be in form and detail satisfactory to the Required Lenders.

4.7          Excess Cash Flow.  The Borrower agrees to make any payment required by Section 2.6(c) of the Credit Agreement promptly following its determination there is Excess Cash Flow for fiscal year 2012; provided that the Borrower shall undertake to make a determination of any Excess Cash Flow as promptly as practicable and in no event shall any such required payment be made later than five days after the Borrower’s audited financial statements, and the related Annual Report on Form 10-K, have been delivered for fiscal years 2012 and 2011.

4.8          ABL Availability.  The Borrower shall have a minimum of $10 million of excess availability under the ABL Credit Agreement for 30 days before and projected for 30 days after paying any Earn-Out Obligations until the time, if any, upon which the Lenders have waived the Known Defaults.

4.9          ABL Forbearance Agreement.  On or prior to the Effective Date, the Borrower shall deliver to the Agent (for distribution to the Lenders) a copy of an agreement, duly executed and delivered by the Borrower and Persons necessary for the effectiveness thereof pursuant to the terms of the ABL Credit Agreement (the “ABL Required Lenders”), which agreement shall (a) provide for the forbearance, for a period comparable to the Forbearance Period, by such holders of the exercise of any rights or remedies under the ABL Credit Agreement or the ABL Documents, including without limitation, the acceleration of the ABL Loans, due to any default or event of default arising out of or relating to any of the Known Defaults and (b) otherwise be in form and substance reasonably satisfactory to the Required Lenders (the “ABL Forbearance Agreement”).

4.10        Failure to Comply.  The Loan Parties agree that any failure to perform timely, and otherwise comply with, the obligations set forth in this Section 4 or elsewhere in this Agreement shall constitute an immediate Event of Default.

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SECTION 5.         REPRESENTATIONS AND WARRANTIES

To induce the Agent and the Lenders to enter into this Agreement and refrain from taking Enforcement Actions during the Forbearance Period, each Loan Party hereby (a) represents and warrants to the Agent and each Lender that (i) such Loan Party has the full right, power and authority to make, deliver and perform this Agreement and such Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with the terms hereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and (b) confirms that each of the representations and warranties made by such Loan Party in the Loan Documents to which such Loan Party is a party is true and correct in all material respects as of the date hereof (except to the extent that the Known Defaults make any such representation or warranty incorrect or false), except to the extent that any such representation or warranty expressly relates to a specific earlier date, in which case such Loan Party hereby confirms such representation or warranty is true and correct in all material respects as of such earlier date (except to the extent the Known Defaults make any such representation and warranty incorrect or false).

SECTION 6.         CONDITIONS PRECEDENT

6.1          This Agreement shall become effective on the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived, as determined by the Agent and the Required Lenders:

(a)           Forbearance Agreement.  The Agent shall have received this Agreement, duly executed and delivered by each Loan Party, by no later than June 7, 2013.

(b)           ABL Forbearance Agreement.  The Agent shall have received the ABL Forbearance Agreement, duly executed and delivered by the Borrower, the ABL Required Lenders and the ABL Agent.

(c)           Interest Payment.  The Agent shall have received the interest payment originally due on May 29, 2013.

(d)           Payment of Costs, Expenses and Fees.  The Borrower shall have agreed to pay, no later than the second Business Day after the Effective Date, all invoiced out-of-pocket costs and expenses earned, due and payable to advisors to the Agent, shall have been paid by the Borrower as required by Section 9.5 of the Credit Agreement, and all other fees earned, due and payable in connection with the execution and delivery of this Agreement.

SECTION 7.         MISCELLANEOUS

7.1          Amendments and Waivers.  Neither this Agreement, nor any terms hereof, may be amended, waived, supplemented or otherwise modified except in a writing signed by the Loan Parties, the Agent and the Required Lenders.

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7.2          Notices.  All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with the notice provisions set forth in the Loan Documents.

7.3          Costs, Fees and Expenses.  Without limiting the obligations of any Loan Party under the Loan Documents, the Borrower ratifies and reaffirms its reimbursement and indemnification obligations under Section 9.5 of the Credit Agreement, including without limitation, its obligation to pay all out-of-pocket costs and expenses, including without limitation, the fees and disbursements of counsel, incurred by the Agent and each Lender in connection with the administration and enforcement of this Agreement and the transactions contemplated hereby.  The Borrower further agrees to pay or reimburse each Lender for all its reasonable costs and expenses incurred in connection the Credit Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and the fees and expenses of any accountants and financial advisors engaged by any Lender.  Without limitation as to any of the foregoing, within two Business Days of the Effective Date, the Borrower shall pay to Bracewell & Giuliani LLP the sum of $25,000 in respect of legal fees and expenses theretofore incurred on behalf of one or more of the Lender Parties (but not as a cap on such fees and expenses or a limitation as to any agreement to pay future fees and expenses).

7.4          Specific Indemnification.  Without limiting the foregoing Section 7.3, each Loan Party acknowledges and agrees that the Agent and each Lender Party is fully indemnified pursuant to Section 8.7 of the Credit Agreement in respect of the Agent’s and each Lender Party’s negotiation, execution, compliance with and implementation of this Agreement, including as against any claims that any third party (including any Lender not a Lender Party) might or could assert in respect of such negotiation, execution, compliance and implementation, and to the extent such Section 8.7 as currently drafted is not entirely clear as to such indemnification, such Section 8.7 shall automatically be deemed to be amended by this Agreement to ensure that such Section 8.7 encompasses the indemnification obligations described in this Section 7.4.

7.5          Loan Documents, Guaranties, Etc. Remain in Effect.

(a) Except to the extent expressly set forth in this Agreement, all of the provisions of the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect in accordance with their respective terms, and each Loan Party shall remain obligated to comply with all of such Loan Party’s obligations contained in each Loan Document to which such Loan Party is a party.  Each Loan Party ratifies and reaffirms the validity, enforceability and binding nature of all such obligations (subject to, and in accordance with, the terms of the Loan Documents applicable to such Loan Party). Without limiting the foregoing, each Loan Party hereby: (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents, and agrees to continue to be bound thereby and perform thereunder; (ii) agrees and acknowledges that the Loan Documents to which it is a party and all of its obligations thereunder are and remain in full force and effect and have not been modified except as set forth herein; (iii) acknowledges that it has reviewed, and hereby consents to, this Agreement, and each Loan Party further acknowledges that its obligations under the Loan Documents to which it is a party are not in any way released, diminished, or impaired by any of the terms or provisions of this Agreement; (iv) acknowledges and agrees that it has no defenses, offsets or counterclaims of any kind or

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nature whatsoever to its obligations under the Loan Documents and (v) acknowledges and agrees that the Liens granted under the Security Documents in the Collateral are valid, duly perfected Liens, enforceable in accordance with the Security Documents and applicable law.

(b) Each Loan Party acknowledges and agrees that, except as expressly provided herein, nothing in this Agreement or in the course of any prior or future discussions or negotiations (whether written or oral) between the Agent and the Lenders on the one hand and the Loan Parties on the other shall constitute an amendment or waiver of, or a commitment or agreement to effect any amendment or waiver of, any provision of any Loan Document, it being understood by each Loan Party that any such amendment, waiver or commitment (if any) shall be conditioned on and subject to definitive documentation acceptable to the Required Lenders in their sole discretion as evidenced by the execution and delivery of such documentation by Lenders whose consent to such documentation may be required under Section 9.1 of the Credit Agreement.

7.6          Loan Party Release.  Each Loan Party, in consideration of the Agent’s and each Lender Party’s execution and delivery of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, unconditionally, freely and voluntarily, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which such Loan Party or any predecessor, successor or assign might otherwise have or may have against any Lender Party, the Agent or any of such Lender Party’s or Agent’s present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Effective Date relating to the Loan Documents and/or any transactions contemplated thereby, except for any obligations remaining to be respectively performed by the Lenders or the Agent as expressly set forth in this Agreement, the Credit Agreement and the other Loan Documents.

7.7          No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Agent or the Lenders, any right, remedy, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Agent and the Lenders provided under this Agreement, the Credit Agreement and the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

7.8          Counterparts.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic transmission), and all of which counterparts taken together shall be deemed to constitute one and the same instrument.

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7.9          Further Assurances.  Each Loan Party shall from time to time, upon the reasonable request of the Agent, promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights, remedies, powers and privileges hereunder.

7.10        Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.11        Integration; Successors.  This Agreement and the other Loan Documents constitute the entire agreement of the Loan Parties, the Agent and the Lenders concerning the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements.  There are no promises, undertakings, oral agreements, representations or warranties by the Loan Parties, the Agent or the Lenders relative to the subject matter hereof not expressly set forth herein.  This Agreement shall be deemed to be a Loan Document for all purposes under and in connection with the Credit Agreement and the other Loan Documents and shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.  This Agreement is not intended to confer any rights or benefits on any Person other than the parties hereto and their respective successors and assigns.

7.12        Governing Law.  This Agreement and the rights and obligations of the parties hereto under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

7.13        WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND FOR ANY COUNTERCLAIM THEREIN.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

THE BORROWER:	UNITEK GLOBAL SERVICES, INC.

	By:	/s/ Rocco Romanella
	Name:	Rocco Romanella
	Title:	CEO

SUBSIDIARY GUARANTORS:	UNITEK ACQUISITION, INC.
PINNACLE WIRELESS USA, INC.
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, INC.
DIRECTSAT USA, LLC
FTS USA, LLC

	By:	/s/ Andrew J. Herning
	Name:	Andrew J. Herning
	Title:	CFO

[Signature Page to UniTek Forbearance Agreement]

THE AGENT:	FBR CAPITAL MARKETS LT, INC., as Agent

	By:	/s/ Robert J. Kiernan
	Name:	Robert J. Kiernan
	Title:	Senior Vice President, Controller

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	NEW MOUNTIAN FINANCE HOLDINGS,
LLC

	By:	/s/ Robert Hamwee
	Name:	Robert Hamwee
	Title:	President and CEO

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	Halcyon Loan Management Company LLC, on
behalf of its affiliated Lender companies and
portfolios

	By:	/s/ Brian T. Yorke
	Name:	Brian T. Yorke
	Title:	Portfolio Manager

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	CERBERUS ASRS FUNDING LLC

	By:	/s/ Dan Wolf
	Name:	Dan Wolf
	Title:	Vice President

CERBERUS AUS LEVERED HOLDINGS LP
	By:	CAL I GP Holdings LLC, its General
Partner

	By:	/s/ Dan Wolf
	Name:	Dan Wolf
	Title:	Senior Managing Director

CERBERUS OFFSHORE LEVERED II LP
	By:	COL II GP Inc.
	Its:	General Partner

	By:	/s/ Dan Wolf
	Name:	Dan Wolf
	Title:	Vice President

CERBERUS OFFSHORE LEVERED II LLC

	By:	/s/ Dan Wolf
	Name:	Dan Wolf
	Title:	Vice President

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	Main Street Capital Corporation

	By:	/s/ Nick Meserve
	Name:	Nick Meserve
	Title:	Managing Director

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	TICC CLO 2012-1 LLC
As Lender

TICC Capital Corp.
As Collateral Manager

	By:	/s/ Saul Rosenthal
	Name:	Saul Rosenthal
	Title:	President

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	TICC CLO LLC
As Lender

TICC Capital Corp.
As Collateral Manager

	By:	/s/ Saul Rosenthal
	Name:	Saul Rosenthal
	Title:	President

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	T2 Income Fund CLO I, Ltd.
As Lender

T2 Advisers, LLC
As Collateral Manager

	By:	/s/ Saul Rosenthal
	Name:	Saul Rosenthal
	Title:	President

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	PennantPark Floating Rate Capital Ltd.

	By:	/s/ Arthur H. Penn
	Name:	Arthur H. Penn
	Title:	CEO

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	Landmark IX CDO LTD

By: Landmark Funds LLC, as Manager

	By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	Landmark VII CDO LTD

By: Landmark Funds LLC, as Manager

	By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	Landmark VIII CLO LTD

By: Landmark Funds LLC, as Manager

	By:	/s/ James Bragg
	Name:	James Bragg
	Title:	Designated Signatory

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	Cetus Capital II, LLC

	By:	/s/ Richard Maybaum
	Name:	Richard Maybaum
	Title:	Managing Director

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	Littlejohn Opportunities Master Fund LP

	By:	/s/ Richard Maybaum
	Name:	Richard Maybaum
	Title:	Managing Director

[Signature Page to UniTek Forbearance Agreement]

LENDERS:	SG Distressed Fund, LP

	By:	/s/ Richard Maybaum
	Name:	Richard Maybaum
	Title:	Managing Director

[Signature Page to UniTek Forbearance Agreement]

Schedule I

Known Defaults

Each of the Events of Default and potential Events of Default that are listed on this Schedule I shall be deemed “Known Defaults” only to the extent they have arisen or may arise (i) as a result of the Borrower’s failure to furnish audited financials for the fiscal year ended December 31, 2012 or (ii) from those events described in Borrower’s 8-K filing on April 12, 2013.

1.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.1(a) for the fiscal year ended December 31, 2012.

2.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.2(b) for the fiscal year ended December 31, 2012.

3.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.2(c) for the fiscal year commencing January 1, 2013.

4.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.2(d) for the fiscal year ended December 31, 2012.

5.                                      An Event of Default under Section 7(e) due to the existence of an Event of Default under the ABL Credit Agreement relating to the Known Defaults.

6.                                      Potential Event(s) of Default under Section 7(a) due to the Borrower’s failure to make an Excess Cash Flow Payment, as required by Section 2.6(c) (Mandatory Prepayments).

7.                                      Event(s) of Default under Section 7(b) due to the Borrower’s breach of Section 3.18 (Accuracy of Information) and Section 7(b) with respect to (i) the financial statements delivered pursuant to Section 5.1(b) for the third quarter of fiscal year 2011, (ii) the financial statements delivered pursuant to Section 5.1(a) for the fiscal year 2011, (iii) the financial statements delivered pursuant to Section 5.1(b) for the first quarter of fiscal year 2012, (iv) the financial statements delivered pursuant to Section 5.1(b) for the second quarter of fiscal year 2012 and (v) the financial statements delivered pursuant to Section 5.1(b) for the third quarter of fiscal year 2012.

8.                                      Event(s) of Default under Section 7(c) due to the Borrower’s failure to promptly give notice to the Agent of any Known Default in accordance with Section 5.7(a) (Notices).

9.                                      Potential Event(s) of Default under Section 7(c) due to the Borrower’s failure to comply with Section 6.1 for (i) the fiscal year ended December 31, 2011, (ii) the first fiscal quarter of fiscal year 2012, (iii) the second fiscal quarter of fiscal year 2012, (iv) the third fiscal quarter of fiscal year 2012, (v) the fiscal year ended December 31, 2012 and (vi) the first fiscal quarter of fiscal year 2013, in each case to the extent relating to the restatement of the Borrower’s financial statements in connection with Pinnacle Wireless USA, Inc.

10.                               An Event of Default under Section 7(a) due to the Borrower’s failure to make a required interest payment on May 29, 2013, as required by Section 2.9(d).